Exhibit 99.1

Direct Digital Holdings Reports
First Quarter 2023 Financial Results

First Quarter 2023 Revenue Up 87% Year-Over-Year to $21.2 Million

Houston, May 11, 2023 -- Direct Digital Holdings, Inc. (Nasdaq: DRCT) ("Direct Digital Holdings" or the "Company"), a leading advertising and marketing technology platform operating through its companies Colossus Media, LLC ("Colossus SSP"), Huddled Masses LLC ("Huddled Masses") and Orange142, LLC ("Orange142"), today announced financial results for the first quarter ended March 31, 2023.

Mark D. Walker, Chairman and Chief Executive Officer, commented, “We are proud to report that our first quarter of fiscal 2023, a typically and seasonally slower quarter in advertising, saw strong topline growth across both our sell- and buy-side businesses. Although we saw some one-time expenses this quarter, driven by unusual events as well as higher expenses year-over-over associated with being a new public company, we believe that we are well positioned going into the remainder of 2023 and look forward to continuing to provide our growing number of clients with the successful digital advertising solutions that have become synonymous with Direct Digital Holdings.”

Keith Smith, President, added, “As evidenced by our performance this quarter, we have seen increasing numbers of dollars being spent in the middle market by the multicultural audiences that we work with, as well as an increase in steady demand for our industry-leading solutions in both the niche and broad markets we operate within. Looking ahead, we remain confident in the state of the industry and are eager to continue executing on our operational playbook for 2023 and beyond.”

First Quarter 2023 Business Highlights

•	For the first quarter ended March 31, 2023, Direct Digital Holdings processed approximately 207 billion monthly impressions through its sell-side advertising segment, an increase of 130% over the same period of 2022.

•	In addition, the Company’s sell-side advertising platforms received over six billion bid responses in the first quarter of 2023, an increase of over 81% over the same period in 2022, through 153,000 advertisers for the quarter, which equates to a 121% increase over the same period in 2022.

•	The Company’s buy-side advertising segment served approximately 231 customers in the first quarter of 2023, an increase of 3% compared to the same period of 2022.

First Quarter 2023 Financial Highlights:

•	Revenue was $21.2 million in the first quarter of 2023, an increase of $9.9 million, or 87% over the $11.4 million in the same period of 2022.

o	Sell-side advertising segment revenue grew to $13.8 million and contributed $8.3 million of the increase, or 149% growth over the $5.5 million of sell-side revenue in the same period of 2022.

o	Buy-side advertising segment revenue grew to $7.4 million and contributed $1.6 million of the increase, or 28% growth over the $5.8 million of buy-side revenue in the same period of 2022.

•	Consolidated operating loss was ($0.1) million for the first quarter of 2023 compared to consolidated operating income of $0.6 million in the same period of 2022.

•	The operating income of our business segments for the first quarter of 2023 was $2.8 million compared to the operating income of our business segments of $1.7 million in the same period of 2022, an increase of 61% year-over-year.

•	First quarter loss includes certain one-time expenses of ($0.8) million or ($0.05) per share, and net loss was ($1.3) million in the first quarter of 2023, compared to a net loss of ($0.7) million in the same period of 2022. One-time expenses were driven by costs incurred in connection with our voluntary early termination of our Silicon Valley Bank credit facility, the ongoing transition to HPE Greenlake, incremental growth opportunities for the Company’s servers and additional one-time company expenses.

•	Adjusted EBITDA(1) was $0.5 million in the first quarter 2023, compared to $1.1 million in the same period of 2022.

Financial Outlook

Assuming the U.S. economy does not experience any major economic conditions that deteriorate or otherwise significantly reduce advertiser demand, we are reaffirming our estimate as disclosed in our year-end 2022 update:

•	For fiscal year 2023, we expect revenue to be in the range of $118 million to $122 million, or 36% year-over-year growth at the mid-point.

“Although we realized some extraordinary expenses this quarter, Direct Digital Holdings continues to outperform the overall ad-tech industry despite challenging macroeconomic factors. As seen in our increased market share and operational efficiencies, we believe that we are well-positioned for the remainder of the year and are committed to maximizing value for our shareholders,” commented Susan Echard, Chief Financial Officer.

Conference Call and Webcast Details

Direct Digital will host a conference call on Thursday, May 11, 2023 at 5:00 p.m. Eastern Time to discuss the Company’s first quarter 2023 financial results. The live webcast and replay can be accessed at https://ir.directdigitalholdings.com/. Please access the website at least fifteen minutes prior to the call to register, download and install any necessary audio software. For those who cannot access the webcast, a replay will be available at https://ir.directdigitalholdings.com/ for a period of twelve months.

Footnotes

(1) “Adjusted EBITDA” is a non-GAAP financial measure. The section titled “Non-GAAP Financial Measures” below describes our usage of non-GAAP financial measures and provides reconciliations between historical GAAP and non-GAAP information contained in this press release.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and which are subject to certain risks, trends and uncertainties.

As used below, “we,” “us,” and “our” refer to the Company. We use words such as “could,” “would,” “may,” “might,” “will,” “expect,” “likely,” “believe,” “continue,” “anticipate,” “estimate,” “intend,” “plan,” “project” and other similar expressions to identify forward-looking statements, but not all forward-looking statements include these words. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements.

All of our forward-looking statements involve estimates and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Our forward-looking statements are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. Although we believe that these forward-looking statements are based on reasonable assumptions, many factors could affect our actual operating and financial performance and cause our performance to differ materially from the performance expressed in or implied by the forward-looking statements, including, but not limited to: our dependence on the overall demand for advertising, which could be influenced by economic downturns; any slow-down or unanticipated development in the market for programmatic advertising campaigns; the effects of health epidemics; operational and performance issues with our platform, whether real or perceived, including a failure to respond to technological changes or to upgrade our technology systems; any significant inadvertent disclosure or breach of confidential and/or personal information we hold, or of the security of our or our customers', suppliers' or other partners' computer systems; any unavailability or non-performance of the non-proprietary technology, software, products and services that we use; unfavorable publicity and negative public perception about our industry, particularly concerns regarding data privacy and security relating to our industry's technology and practices, and any perceived failure to comply with laws and industry self-regulation; restrictions on the use of third-party "cookies," mobile device IDs or other tracking technologies, which could diminish our platform's effectiveness; any inability to compete in our intensely competitive market; any significant fluctuations caused by our high customer concentration; our limited operating history, which could result in our past results not being indicative of future operating performance; any violation of legal and regulatory requirements or any misconduct by our employees, subcontractors, agents or business partners; any strain on our resources, diversion of our management's attention or impact on our ability to attract and retain qualified board members as a result of being a public company; our dependence, as a holding company, of receiving distributions from Direct Digital Holdings, LLC to pay our taxes, expenses and dividends; and other factors and assumptions discussed in the "Risk Factors," "Management's Discussion and Analysis of Financial Conditions and Results of Operations" and other sections of our filings with the Securities and Exchange Commission that we make from time to time. Should one or more of these risks or uncertainties materialize or should any of these assumptions prove to be incorrect, our actual operating and financial performance may vary in material respects from the performance projected in these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and except as required by law, we undertake no obligation to update any forward-looking statement contained in this Current Report on Form 8-K to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

About Direct Digital Holdings

Direct Digital Holdings (Nasdaq: DRCT), owner of operating companies Colossus SSP, Huddled Masses, and Orange 142, brings state-of-the-art sell- and buy-side advertising platforms together under one umbrella company. Direct Digital Holdings' sell-side platform, Colossus SSP, offers advertisers of all sizes extensive reach within general market and multicultural media properties. The company's subsidiaries Huddled Masses and Orange142 deliver significant ROI for middle market advertisers by providing data-optimized programmatic solutions at scale for businesses in sectors that range from energy to healthcare to travel to financial services. Direct Digital Holdings' sell- and buy-side solutions manage approximately 153,000 clients monthly, generating over 100 billion impressions per month across display, CTV, in-app and other media channels. Direct Digital Holdings is the ninth black-owned company to go public in the U.S and was named a top minority-owned business by The Houston Business Journal.

CONSOLIDATED BALANCE SHEETS

	March 31, 2023	December 31, 2022
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$6,718,559	$4,047,453
Accounts receivable, net	19,050,300	26,354,114
Prepaid expenses and other current assets	1,037,877	883,322
Total current assets	26,806,736	31,284,889

Property, equipment, and software, net of accumulated amortization and depreciation of $90,710 and $34,218, respectively	664,937	673,218
Goodwill	6,519,636	6,519,636
Intangible assets, net	13,149,304	13,637,759
Deferred tax asset, net	5,240,074	5,164,776
Operating lease right-of-use assets	756,654	798,774
Other long-term assets	46,987	46,987
Total assets	$53,184,328	$58,126,039

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$13,786,543	$17,695,404
Accrued liabilities	4,673,785	4,777,764
Current portion of liability related to tax receivable agreement	41,141	182,571
Notes payable, current portion	818,750	655,000
Deferred revenues	949,604	546,710
Operating lease liabilities, current portion	70,014	91,989
Income taxes payable	182,840	174,438
Related party payables	1,448,333	1,448,333
Total current liabilities	21,971,010	25,572,209

Notes payable, net of short-term portion and deferred financing cost of $1,994,724 and $2,115,161, respectively	22,706,526	22,913,589
Economic Injury Disaster Loan	150,000	150,000
Liability related to tax receivable agreement, net of current portion	4,245,234	4,149,619
Operating lease liabilities, net of current portion	743,572	745,340
Total liabilities	49,816,342	53,530,757

STOCKHOLDERS’ EQUITY (DEFICIT)
Class A common stock, $0.001 par value per share, 160,000,000 shares authorized, 3,491,318 and 3,252,764 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	3,491	3,253
Class B common stock, $0.001 par value per share, 20,000,000 shares authorized, 11,278,000 shares issued and outstanding as of March 31, 2023 and December 31, 2022	11,278	11,278
Additional paid-in capital	8,330,412	8,224,012
Accumulated deficit	(4,977,195)	(3,643,261)
Total stockholders’ equity	3,367,986	4,595,282
Total liabilities and stockholders’ equity	$53,184,328	$58,126,039

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended March 31,
	2023	2022
Revenues
Buy-side advertising	$7,439,666	$5,831,041
Sell-side advertising	13,783,244	5,539,296
Total revenues	21,222,910	11,370,337

Cost of revenues
Buy-side advertising	2,949,153	2,069,346
Sell-side advertising	11,840,706	4,520,192
Total cost of revenues	14,789,859	6,589,538
Gross profit	6,433,051	4,780,799

Operating expenses
Compensation, taxes and benefits	3,634,296	2,555,036
General and administrative	2,940,094	1,640,892
Total operating expenses	6,574,390	4,195,928
Income (loss) from operations	(141,339)	584,871

Other income (expense)
Other income	49,828	47,982
Loss on redemption of non-participating preferred units	—	(590,689)
Contingent loss on early termination of line of credit	(299,770)	—
Interest expense	(1,017,301)	(713,787)
Total other expense	(1,267,243)	(1,256,494)

Loss before taxes	(1,408,582)	(671,623)
Tax expense (benefit)	(74,648)	—
Net loss	$(1,333,934)	$(671,623)

Net loss per common share:
Basic and diluted	$(0.09)	$(0.09)

Weighted-average number of shares of common stock outstanding:
Basic and diluted	14,575,845	7,106,471

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Three Months Ended March 31,
	2023	2022
Cash Flows Provided By (Used In) Operating Activities:
Net loss	$(1,333,934)	$(671,623)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization of deferred financing costs	136,004	152,287
Amortization of intangible assets	488,455	488,455
Amortization of right-of-use assets	42,120	17,602
Amortization of capitalized software	47,654	—
Depreciation of property and equipment	8,839	—
Stock-based compensation	94,538	—
Deferred income taxes	(75,298)	—
Payment on tax receivable agreement	(45,815)	—
Loss on redemption of non-participating preferred units	—	590,689
Contingent loss on early termination of line of credit	299,770	—
Bad debt recovery	(120)	(2,425)
Changes in operating assets and liabilities:
Accounts receivable	7,303,934	119,515
Prepaid expenses and other assets	(242,391)	304,425
Accounts payable	(3,908,861)	(926,581)
Accrued liabilities	(39,479)	80,104
Income taxes payable	8,402	—
Deferred revenues	402,894	(916,661)
Operating lease liability	(23,743)	(17,303)
Related party payable	—	(70,801)
Net cash provided by (used in) operating activities	3,162,969	(852,317)

Cash Flows Used In Investing Activities:
Cash paid for capitalized software and property and equipment	(48,212)	—
Net cash used in investing activities	(48,212)	—

Cash Flows (Used In) Provided by Financing Activities:
Payments on term loan	(163,750)	(137,500)
Payments of litigation settlement	(64,500)	—
Payment of deferred financing costs	(227,501)	(185,093)
Proceeds from Issuance of Class A common stock, net of transaction costs	—	11,329,818
Redemption of common units	—	(3,237,838)
Redemption of non-participating preferred units	—	(7,046,251)
Proceeds from warrants exercised	12,100	—
Distributions to members	—	(148,450)
Net cash (used in) provided by financing activities	(443,651)	574,686

Net increase (decrease) in cash and cash equivalents	2,671,106	(277,631)
Cash and cash equivalents, beginning of the period	4,047,453	4,684,431
Cash and cash equivalents, end of the period	$6,718,559	$4,406,800

NON-GAAP FINANCIAL MEASURES

In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), including, in particular operating income, net cash provided by operating activities, and net income, we believe that earnings before interest, taxes, depreciation and amortization (“EBITDA”), as adjusted for stock compensation expense, loss on early termination of line of credit, and loss on early extinguishment of debt, and loss on early redemption of non-participating preferred units (“Adjusted EBITDA”), a non-GAAP financial measure, is useful in evaluating our operating performance. The most directly comparable GAAP measure to Adjusted EBITDA is net income (loss).

In addition to operating income and net income, we use Adjusted EBITDA as a measure of operational efficiency. We believe that this non-GAAP financial measure is useful to investors for period-to-period comparisons of our business and in understanding and evaluating our operating results for the following reasons:

•	Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s operating performance without regard to items such as depreciation and amortization, interest expense, provision for income taxes, and certain one-time items such as acquisition transaction costs and gains from settlements or loan forgiveness that can vary substantially from company to company depending upon their financing, capital structures and the method by which assets were acquired;

•	Our management uses Adjusted EBITDA in conjunction with GAAP financial measures for planning purposes, including the preparation of our annual operating budget, as a measure of operating performance and the effectiveness of our business strategies and in communications with our board of directors concerning our financial performance; and

•	Adjusted EBITDA provides consistency and comparability with our past financial performance, facilitates period-to-period comparisons of operations, and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.

Our use of this non-GAAP financial measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our financial results as reported under GAAP. The following table presents a reconciliation of Adjusted EBITDA to net income (loss) for each of the periods presented:

NON-GAAP FINANCIAL METRICS

(unaudited)

	For the Three Months Ended March 31,
	2023	2022
Net loss	$(1,333,934)	$(671,623)
Add back (deduct):
Amortization of intangible assets	488,455	488,455
Depreciation and amortization of property and equipment	56,493	—
Interest expense	1,017,301	713,787
Contingent loss on termination of line of credit	299,770
Tax benefit	(74,648)	—
Stock-based compensation	94,538	—
Loss on early redemption of non-participating preferred units	—	590,689
Adjusted EBITDA	$547,975	$1,121,308

Contacts:

Investors:

Brett Milotte, ICR

Brett.Milotte@icrinc.com